                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                                November 1, 1994
                -----------------------------------------------
                Date of Report (Date of Earliest Event Reported)




                    TRANSCONTINENTAL REALTY INVESTORS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)




        Nevada                       0-13291                     94-6565852
- - - --------------------------------------------------------------------------------
(State of Incorporation)           (Commission                 (IRS Employer
                                     File No.)               Identification No.)




10670 North Central Expressway, Suite 300, Dallas, TX                 75231
- - - --------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700




                                Not Applicable
- - - --------------------------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)





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ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS


On November 1, 1994, Transcontinental Realty Investors, Inc. ("the Company") purchased the Summerfield Apartments, a 224 unit apartment complex in Orlando, Florida for $5.6 million, exclusive of commissions and closing costs. The Company paid $800,000 in cash and assumed a first mortgage in the amount of $4.8 million. The mortgage bears interest at a variable rate and requires monthly payments of principal and interest of $43,240. The mortgage matures in March 2024. The $5.6 million purchase price of the Summerfield Apartments is approximately 3.0% of the Company's consolidated assets at December 31, 1993. Although not a significant acquisition in itself, when aggregated with the other acquisitions completed by the Company in 1994, as described below, such acquisitions constitute a significant acquisition.

In addition to the Summerfield Apartments acquisition discussed above, the Company has purchased three industrial properties and two office buildings in 1994. The three industrial properties and one of the office buildings are located in Virginia, and the other office building is located in Dallas, Texas. The properties were purchased for a total of $21.7 million and represent approximately 9.4% of the Company's consolidated assets at December 31, 1993. The Company paid a total of $3.7 million in cash and financed the remainder of the purchase prices. The mortgages secured by the properties bear interest at rates ranging from 6.0% to 10.0% per annum and mature in 1999 and 2006. Two of these acquisitions occurred prior to September 30, 1994 and are accordingly reflected in the September 30, 1994 "actual balance sheet" of the Company, as presented.

In 1994, the Company has also sold one apartment complex, one office building, its general partnership interest in two partnerships and its limited partner interest in one partnership. In connection with the sales, the Company received cash totaling $1.6 million and provided an additional $100,000 in purchase money financing. These sales all occurred prior to September 30, 1994 and are accordingly reflected in the Company's "actual balance sheet" as of September 30, 1994, as presented.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS


(a)     Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1993 and the nine months ended September 30, 1994. The pro forma statements of operations present the Company's operations as if the transactions described above had occurred at the beginning of each of the periods presented. A pro forma balance sheet as of September 30, 1994 is also presented. The pro forma balance sheet presents the purchase transactions, described above, as if they had occurred on September 30, 1994.





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
                    TRANSCONTINENTAL REALTY INVESTORS, INC.
                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1994

                                                                                     Other
                                                                                    Property
                                              Actual         Summerfield(1)      Acquisitions(2)             Proforma
                                         ---------------     --------------      ---------------          --------------
                                                                (dollars in thousands)
          Assets
          ------
Notes and interest receivable
 Performing..................            $        16,641     $          -        $          -            $       16,641
 Nonperforming, nonaccruing..                        593                -                   -                       593
                                         ---------------     --------------      --------------          --------------
                                                  17,234                -                   -                    17,234
Real estate held for sale, net
 of depreciation.............                      8,137                -                   -                     8,137

Less - allowance for
 estimated losses............                       (960)               -                   -                      (960)
                                         ---------------     --------------      --------------          --------------
                                                  24,411                -                   -                    24,411

Real estate held for invest-
 ment, net of accumulated
 depreciation................                    183,217              5,582               9,600                 198,399
Investment in partnerships....                    11,094                -                   -                    11,094
Cash and cash equivalents.....                     4,816               (771)             (2,038)                  2,007
Other assets..................                     6,194                -                  (136)                  6,058
                                         ---------------     --------------      --------------          --------------
                                         $       229,732     $        4,811      $        7,426          $      241,969
                                         ===============     ==============      ==============          ==============

Liabilities and Stockholders' Equity
- - - ------------------------------------
Liabilities

Notes and interest payable....           $       124,082     $        4,811      $        7,391          $      136,284
Other liabilities.............                    10,813                -                    35                  10,848
                                         ---------------     --------------      --------------          --------------
                                                 134,895              4,811               7,426                 147,132
Commitments and contingencies

Stockholders' equity

Common stock $.01 par value,
 authorized, 10,000,000
 shares; issued and out-
 standing, 2,674,850 shares..                         27                -                   -                        27
Paid-in capital...............                   219,049                -                   -                   219,049
Accumulated distributions in
 excess of accumulated
 earnings....................                   (124,239)               -                   -                  (124,239)
                                         ---------------     --------------      --------------          --------------
                                                  94,837                -                   -                    94,837
                                         ---------------     --------------      --------------          --------------
                                         $       229,732     $        4,811      $        7,426          $      241,969
                                         ===============     ==============      ==============          ==============

__________________________

(1) Assumes the November 1, 1994 acquisition of the property by the Company occurred on September 30, 1994.
(2) Assumes that the October and November 1994 property acquisitions of the Company occurred on September 30, 1994.





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
                    TRANSCONTINENTAL REALTY INVESTORS, INC.
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1994

                                                                                 Other          Property and
                                                                                Property        Partnership
                                               Actual      Summerfield(1)    Acquisitions(1)     Sales (2)      Pro forma
                                            -----------    --------------    --------------     ------------    ---------
                                                                  (dollars in thousands, except per share)
Income
 Rentals................................    $    26,376      $      876         $  2,778         $  (1,062)     $  28,968
 Interest...............................          1,160             -                -                 -            1,160
 Equity in (losses) of investees........            (77)            -                -                  (6)           (83)
                                            -----------      ----------         --------         ---------      ---------
                                                 27,459             876            2,778            (1,068)        30,045
Expenses
 Property operations....................         20,317             440            1,598              (506)        21,849
 Interest...............................          7.711             357            1,038              (356)         8,750
 Depreciation...........................          4,472             145              334              (175)         4,776
 Advisory fee to affiliate..............          1,280             -                -                 -            1,280
 General and administrative.............          1,280             -                -                 -            1,280
                                            -----------      ----------         --------         ---------      ---------
                                                 35,060             942            2,970            (1,037)        37,935

(loss) before gain on sale of
 partnership interests, gain on sale of
 real estate and extraordinary gain.....         (7,601)            (66)            (192)              (31)        (7,890)
Gain on sale of partnership interests....         2,514             -                -                 -            2,514
Gain on sale of real estate..............         2,513             -                -                 -            2,153
Extraordinary gain.......................         1,189             -                -                 -            1,189
                                            -----------      ----------         --------         ---------      ---------
Net (loss)...............................   $    (1,745)     $      (66)        $   (192)        $     (31)     $  (2,034)
                                            ===========      ==========         ========         =========      =========

Earnings per share
 (Loss) before gain on sale of partner-
  ship interests, gain on sale of real
  estate and extraordinary gain........     $     (2.84)                                                        $   (2.95)
 Gain on sale of partnership interests..            .94                                                               .94
 Gain on sale of real estate............            .80                                                               .80
 Extraordinary gain.....................            .44                                                               .44
                                            -----------                                                         ---------
 Net (loss).............................    $      (.66)                                                        $    (.77)
                                            ===========                                                         =========

Weighted average Common shares used in
 computing earnings per share...........      2,674,850                                                         2,674,850
                                            ===========                                                         =========

____________________________
(1) Assumes acquisition by the Company on January 1, 1994.
(2) Assumes sale by the Company on January 1, 1994.



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

                    TRANSCONTINENTAL REALTY INVESTORS, INC.
                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1993

                                                                                              Property
                                                                               Other            and
                                                           Summerfield       Property       Partnership
                                             Actual      Acquisition(1)  Acquisitions(1)     Sales (2)      Pro forma
                                           ----------    --------------  ---------------    -----------     ----------
                                                               (dollars in thousands, except per share)
Income
 Rentals..............................      $  30,373      $   1,075          $ 2,814       $   (1,911)      $  32,351
 Interest.............................          1,869            -                -                -             1,869
 Equity in (losses) of investees......           (262)           -                -                490             228
                                            ---------      ---------          -------       ----------       ---------
                                               31,980          1,075            2,814           (1,421)         34,448
Expenses
 Property operations..................         23,659            666            1,847           (1,315)         24,857
 Interest.............................          8,662            472            1,354             (596)          9,892
 Depreciation.........................          5,435            167              541             (229)          5,914
 Advisory fee to affiliate............          1,548            -                -                -             1,548
 General and administrative...........          1,991            -                -                -             1,991
 Provision for losses.................            873            -                -                -               873
                                            ---------      ---------          -------       ----------       ---------
                                               42,168          1,305            3,742           (2,140)         45,075

Income (loss) before gain on sale of
 real estate and extraordinary gain...        (10,188)          (230)            (928)             719         (10,627)
Gain on sale of real estate............            24            -                -                -                24
Extraordinary gain.....................         1,594            -                -                -             1,594
                                            ---------      ---------          -------       ----------       ---------
Net income (loss)......................     $  (8,570)     $    (230)         $  (928)      $      719       $  (9,009)
                                            =========      =========          =======       ==========       =========

Earnings per share
 Income before gain on sale of real
   estate and extraordinary gain......      $   (3.79)                                                       $   (3.95)
 Gain on sale of real estate..........            .01                                                              .01
 Extraordinary gain...................            .59                                                              .59
                                            ---------                                                        ---------
 Net income...........................         $(3.19)                                                       $   (3.35)
                                            ---------                                                        =========

Weighted average shares of Common
 shares used in computing earnings
 per share............................      2,688,888                                                        2,688,888
                                            =========                                                        =========

____________________________

(1) Assumes acquisition by the Company on January 1, 1993.
(2) Assumes sale by the Company on January 1, 1993.





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
ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(b) Financial statements of property acquired:

Exhibit
Number                                  Description
- - - -------          ----------------------------------------------------------
 99.0            Audited Financial Statements of Summerfield Apartments
                 for the year ended December 31, 1993.





                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        TRANSCONTINENTAL REALTY INVESTORS, INC.





Date:   November 14, 1994               By: /s/ Thomas A. Holland
                                            Thomas A. Holland
                                            Senior Vice President and
                                            Chief Accounting Officer





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
                    TRANSCONTINENTAL REALTY INVESTORS, INC.

                                  EXHIBITS TO
                           CURRENT REPORT ON FORM 8-K

                             Dated November 1, 1994


Exhibit                                                                                              Page
Number                         Description                                                          Number
- - - -------         -----------------------------------------                                           ------
99.0            Audited Financial Statements of                                                     8
                Summerfield Apartments for the year ended
                December 31, 1993.





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